Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August [●], 2020, is made and entered into by and among Conversion Labs, Inc., a Delaware corporation (the “Company”), and certain entities listed on Schedule I (the “Holders”) attached hereto. Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Purchase Agreement (as defined below).

RECITALS:

WHEREAS, reference is made to that certain Securities Purchase Agreement, dated as of August ___, 2020 (the “Purchase Agreement”), by and between the Company and the Purchasers party thereto (the “Purchasers”);

WHEREAS, pursuant to Section 2 of the Purchase Agreement, the Company has issued to the Purchasers Units consisting of (i) Series B Preferred Stock and (ii) a Warrant;

WHEREAS, the Company and the Holders wish to determine registration rights with respect to the Preferred Shares, Warrants, Underlying Shares and the Warrant Shares.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

IT IS AGREED as follows:

Section 1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday, or Friday that is not a day on which banking institutions in New York are authorized or obligated by applicable law, regulation or executive order to close.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Cut Back Shares” shall have the meaning set forth in Section 2(d)(ii) of this Agreement.

“Demand Holders” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“Demand Registration” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“Effectiveness Deadline” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“End of Suspension Notice” shall have the meaning set forth in Section 3(b) of this Agreement.

“Event” shall have the meaning set forth in Section 2(d) of this Agreement.

“Event Date” shall have the meaning set forth in Section 2(d) of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

“Filing Deadline” shall have the meaning set forth in Section 2(a)(i) of this Agreement.

“Holder” shall mean each holder of equity securities of the Company listed in Schedule I attached hereto, in its capacity as a holder of Registrable Securities, and its direct and indirect transferees. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Legal Proceeding” shall mean any action, suit, hearing, claim, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a governmental or legal entity.

“Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.

“Majority” shall mean greater than fifty percent (50%).

“Maximum Threshold” shall have the meaning set forth in Section 2(c) of this Agreement.

“Opt-Out Notice” shall have the meaning set forth in Section 2(b)(ii) of this Agreement.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Piggyback Registration” shall have the meaning set forth in Section 2(b)(i) of this Agreement.

“Preferred Shares” shall mean the shares of Series B Preferred Stock of the Company issued or issuable pursuant to the Purchase Agreement (including any shares of Series B Preferred Stock of the Company issued as dividends thereon).

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” shall have the meaning set forth in the Recitals hereof.

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“Purchasers” shall have the meaning set forth in the Recitals hereof.

“Registrable Securities” with respect to any Holder, shall mean at any time (i) all of the shares of Common Stock into which the Preferred Shares are convertible and (ii) all of the shares of Common Stock for which the Warrants are exercisable, together with any securities of the Company or of a successor to the entire business of the Company which are issued or issuable in exchange for the Common Stock, the Preferred Shares or the Warrants (or the shares of Common Stock into which such Preferred Shares are convertible or the shares of Common Stock for which the Warrants are exercisable) upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Common Stock, the Preferred Shares or the Warrants; provided, however, that such Registrable Securities shall cease to be Registrable Securities with respect to any Holder upon the earliest to occur of (a) the date on which a Registration Statement with respect to the sale of such Holder’s Registrable Securities shall have been declared effective under the Securities Act and all of such Holder’s Registrable Securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement and (b) the date on which such securities shall have ceased to be outstanding.

“Registration Expenses” shall mean (a) the fees and disbursements of counsel and independent public accountants for the Company incurred in connection with the Company’s performance of or compliance with this Agreement (b) the reasonable fees and disbursements of Selling Holders’ Counsel associated with the review of a registration statement, which shall not exceed $25,000 per registration statement, and (c) all registration, filing and stock exchange fees, all fees and expenses of complying with securities or “blue sky” laws, all fees and expenses of custodians, transfer agents and registrars, and all printing expenses, messenger and delivery expenses; provided, however, that “Registration Expenses” shall not include any out-of-pocket expenses of the Holders (other than as set forth in clause (b) and (c) above), transfer taxes, underwriting or brokerage commissions or discounts associated with effecting any sales of Registrable Securities that may be offered, which expenses shall be borne by each Holder of Registrable Securities on a pro rata basis with respect to the Registrable Securities so sold.

“Registration Statement” means any registration statement of the Company filed with the Commission under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

“SEC Restrictions” shall have the meaning set forth in Section 2(d)(ii) of this Agreement.

“Selling Holders’ Counsel” shall mean counsel for the Holders that is selected by the Holders holding a Majority of the Registrable Securities included in the Demand Registration Statement.

“Series B Preferred Stock” shall mean the Series B convertible preferred stock of the Company, par value $0.0001 per share.

“Suspension Event” shall have the meaning set forth in Section 3(b) of this Agreement.

“Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Underwritten Demand Holders” shall have the meaning set forth in Section 2(a)(iii) of this Agreement.

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“Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

Section 2 DEMAND REGISTRATIONS AND PIGGYBACK REGISTRATIONS.

(a) Demand Registration.

(i) Right to Request Registration. So long as the Company does not have an effective Registration Statement permitting the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) with respect to the Registrable Securities, the Holders of at least twenty percent (20%) of the then-outstanding number of Registrable Securities (the “Demand Holders”) may request registration under the Securities Act of all or part of their Registrable Securities at any time and from time to time (“Demand Registration”). Within seven (7) Business Days after receipt of any such request for Demand Registration, the Company shall give written notice of such request to each other Holder of Registrable Securities, if any, and shall include in such registration up to the pro rata share of Registrable Securities of each such Holder based on the percentage of Registrable Securities owned by the Demand Holders that are to be included in the Demand Registration and with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the receipt of the Company’s notice; provided, that to the extent such other Holders wish to include additional Registrable Securities held by such Holders in the Demand Registration in excess of their allotted proportion, such other Holders may request, within the same five (5) Business Day notice period outlined above, that the Demand Holders consider including such additional shares as Registrable Securities. Upon receipt of such notice, the Demand Holders may elect to include or exclude such additional Registrable Securities from the Demand Registration their sole and absolute discretion. The Company shall use its reasonable best efforts to file with the Commission following receipt of any such request for Demand Registration (but in no event more than thirty (30) days following receipt of such request) (the “Filing Deadline”) one or more registration statements with respect to all such Registrable Securities with respect to which the Company has received written requests for inclusion therein in accordance with this paragraph under the Securities Act (the “Demand Registration Statement”). The Company shall use its reasonable best efforts to cause such Demand Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof, but in any event no later than the earlier of (i) ninety (90) days (or one hundred and twenty (120) days if the Commission notifies the Company that it will “review” the Demand Registration Statement) after the Filing Deadline and (ii) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Demand Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Demand Registration Statement shall be on an appropriate form and the Registration Statement and any form of Prospectus included therein (or Prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as the Holders of shares registered on such Registration Statement may from time to time notify the Company. Subject to the foregoing, following the receipt by the Company of any request for Demand Registration, all of the Registrable Securities of any Holder electing to register Registrable Securities in accordance with this paragraph shall be included in the Demand Registration Statement without any further action by any Holder. The Demand Holders who have requested a Demand Registration may cause the Company to postpone or withdraw the filing or the effectiveness of such Demand Registration at any time in their sole discretion.

(ii) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within ninety (90) days after the effective date of (A) a previous Demand Registration or (B) a previous registration under which any Holder or Holders had piggyback rights pursuant to Section 2(b) hereof and in which the Holders exercising such piggyback rights were permitted to register at least fifty percent (50%) of the Registrable Securities requested to be included therein. In addition, the Company shall not be obligated to effect any Demand Registration after the Company has effected two (2) Demand Registrations in any twelve (12)-month period if all such registrations effected by the Company have been declared and ordered effective.

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(iii) Underwritten Offering and Selection of Underwriters. If the Holders of at least twenty percent (20%) of the then outstanding number of Registrable Securities held by the Holders (the “Underwritten Demand Holders”) elect to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities and reasonably expect aggregate gross proceeds in excess of $10,000,000 from such Underwritten Offering, then the Company shall, upon the written demand of such Underwritten Demand Holder(s), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing underwriter or underwriters selected by the Underwritten Demand Holders and shall take all such other reasonable actions as are requested by the managing underwriter or underwriters in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that the Company shall have no obligation to facilitate or participate in more than two (2) Underwritten Offerings in any twelve (12)-month period, pursuant to this Section 2(a). In connection with any Underwritten Offering contemplated by this Section 2(a), the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution, the accuracy of information provided by a Holder specifically for use in the Registration Statement or Prospectus, and any other representation required by law; provided, that each Holder other than the Underwritten Demand Holders shall be afforded five (5) Business Days to decide to include in any such Underwritten Offering up to its pro rata share of Registrable Securities based on the percentage of Registrable Securities owned by the Underwritten Demand Holders that are included in such Underwritten Offering; provided further, that to the extent such other Holders wish to include additional Registrable Securities held by such Holders in an Underwritten Offering in excess of their allotted proportion, such other Holders may request, within the same five (5) Business Day notice period outlined above, that the Underwritten Demand Holders consider including such additional shares as Registrable Securities. Upon receipt of such notice, the Underwritten Demand Holders may elect to include or exclude such additional Registrable Securities from the Underwritten Offering in their sole and absolute discretion.

(iv) Continued Effectiveness. The Company shall use its reasonable best efforts to cause the Demand Registration Statement to remain effective and to be supplemented and amended to the extent necessary to ensure that such Demand Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Holders until the earliest of (A) the date all such Registrable Securities have ceased to be Registrable Securities and (B) the date all such Registrable Securities covered by such Demand Registration Statement can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

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(b) Piggyback Registrations.

(i) Right to Piggyback. If at any time when there are Registrable Securities then outstanding and there is not an effective Registration Statement covering all of the Registrable Securities, the Company proposes to register any shares of its equity securities under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), relating to an offering for its own account or for the account of one or more stockholders of the Company, and even if there is such an effective Registration Statement covering all of the Registrable Securities, in the event that such offering for the Company’s own account or for the account of other stockholders of the Company is to be underwritten (a “Piggyback Registration”), the Company shall give prompt (but in no event less than ten (10) days before the anticipated filing date of such registration statement or such prospectus supplement) (a “Piggyback Registration Statement”) written notice to all Holders of its intention to effect such a registration or filing, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method of distribution, and the name of the proposed managing underwriter, if any, in such offering, and (B) offer to all Holders of Registrable Securities the opportunity to register all or any portion of the Registrable Securities as such Holders may request in writing within five (5) Business Days after receipt of such written notice from the Company. The Company shall, subject to Section 2(c), include in such registration or offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion upon reasonable notice to any participating Holders.

(ii) Withdrawal; Opt-Out. Any Holder may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may terminate or withdraw a Piggyback Registration Statement at its sole discretion at any time prior to the effectiveness of such Piggyback Registration Statement without thereby incurring any liability to the Holders of Registrable Securities; provided, however, that the Company shall provide reasonable notice to any Holders that have requested Registrable Securities to be included in such Piggyback Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggyback Registration as provided in Section 7(e). Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Piggyback Registration; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked by such Holder), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2(b) and such Holder shall no longer be entitled to participate in a Piggyback Registration by the Company pursuant to this Section 2(b) until such Holder’s Opt-Out Notice is revoked.

(iii) Selection of Underwriters. If any of the Registrable Securities of the Holders covered by a Piggyback Registration hereof are to be sold in an Underwritten Offering, then the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(c) Priority. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering and/or that the number of Registrable Securities proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in such offering (such maximum number of securities or Registrable Securities, as applicable, the “Maximum Threshold”), the underwriting shall be allocated among the Company and all Holders as follows: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares comprised of Registrable Securities, as to which registration has been requested pursuant to the registration rights hereof, based on the amount of such Registrable Securities initially requested to be registered by such Holders that can be sold without exceeding the Maximum Threshold.

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(d) Liquidated Damages.

(i) If (i) the Demand Registration Statement is not filed on or prior to the Filing Deadline, (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the 1933 Act, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) the Demand Registration Statement registering for resale the Registrable Securities is not declared effective by the Commission by the Effectiveness Deadline, or (iv) after being declared effective and except for the reasons set forth in Section 3 hereof, (A) the Demand Registration Statement ceases to remain continuously effective while there are Registrable Securities still outstanding for any reason or (B) the Holders are not permitted to utilize a Prospectus therein to resell Registrable Securities for any reason (any such failure or breach being referred to as an “Event”, and the date on which such Event occurs being referred to as “Event Date”), then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder; provided, however, that such payment shall be paid only with respect to Registrable Securities still held by a Holder at the time of the Event and only for the period during which such Event continues. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(d)(i) in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 10% per annum to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 2(d)(i) in accordance with applicable law.

(ii) If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in the Demand Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Holder to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Demand Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” No such written submission with respect to this matter shall be made to the Commission to which the Selling Holders’ Counsel reasonably objects. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d)(ii), the Commission refuses to alter its position, the Company shall (i) reduce the Registrable Securities to be registered on such Demand Registration Statement (applied, in the case that some shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered shares held by such Holders, subject to the determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders) (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Demand Registration Statement without the prior written consent of such Holder. Any reduction of Registrable Securities shall occur only after all securities that are not Registrable Securities, if any, are first removed from such Registration Statement. In the event the Company amends the Demand Registration Statement or files a new Registration Statement, as the case may be, in response to any such SEC Restrictions, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements on Form S-1 or such other form available to register for resale the Cut Back Shares. Liquidated damages shall not be payable with respect to any Cut Back Shares.

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Section 3 BLACK-OUT PERIODS.

(a) Notwithstanding Section 2, and subject to the provisions of this Section 3, the Company shall be permitted, in limited circumstances, to suspend the use, from time to time, of the Prospectus that is part of a Demand Registration Statement (and therefore suspend sales of the Registrable Securities under such Demand Registration Statement), by providing written notice (a “Suspension Notice”) to the Selling Holders’ Counsel, if any, and the Holders, if either of the following events shall occur: (i) a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Demand Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Demand Registration Statement (or such filings) to become effective or to promptly amend or supplement the Demand Registration Statement on a post-effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Demand Registration Statement or file a post-effective amendment to the Demand Registration Statement in order to ensure that the Prospectus included in the Demand Registration Statement (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Demand Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Demand Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its reasonable best efforts to cause the Demand Registration Statement to become effective or to promptly amend or supplement the Demand Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Demand Registration Statement as soon as possible. The Company shall be entitled to exercise its rights under this Section 3(a) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed an aggregate of forty-five (45) days in any rolling twelve (12)-month period or more than thirty (30) consecutive days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Demand Registration Statement effective after the Company has used all reasonable best efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment, without incurring liability for liquidated damages otherwise required pursuant to Section 2(d).

(b) In the case of an event that causes the Company to suspend the use of a Demand Registration Statement as set forth in paragraph (a) above (a “Suspension Event”), the Company shall give a Suspension Notice to the Selling Holders’ Counsel, if any, and the Holders to suspend sales of the Registrable Securities and such Suspension Notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its reasonable best efforts and taking all reasonable steps to terminate suspension of the use of the Demand Registration Statement as promptly as possible. A Holder shall not effect any sales of the Registrable Securities pursuant to such Demand Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Demand Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Selling Holders’ Counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

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(c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Demand Registration Statement pursuant to this Section 3, the Company agrees that it shall extend the period of time during which such Demand Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Demand Registration Statement are no longer Registrable Securities.

(d) The Company shall use reasonable best efforts to avoid the issuance of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

Section 4 REGISTRATION PROCEDURES.

(a) In connection with the filing of the Demand Registration Statement or sale of Registrable Securities as provided in this Agreement, the Company shall use its reasonable best efforts to, as expeditiously as reasonably practicable:

(i) prepare and file with the Commission the Demand Registration Statement, within the relevant time period specified in Section 2, on Form S-1, shall comply as to form in all material respects with the requirements of Form S-1 and include all financial statements required by the Commission to be filed therewith, and shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and otherwise comply with its obligations under Section 2 hereof;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the Demand Registration Statement as may be necessary under applicable law to keep such Demand Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by the Demand Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

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(iii) not less than five (5) Business Days prior to the filing of each Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any similar or successor reports), (A) furnish to each Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, substantially in the form as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Business Day or three (3) Business Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (B) use reasonable best efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Selling Holders’ Counsel, to conduct such review. Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders any prospectus supplement being prepare and filed solely to name new or additional selling securityholders unless such Holder is named in such prospectus supplement. The Company shall not file any Registration Statement or Prospectus or any amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that the Company is notified of such objection in writing within the five (5) Business Day or three (3) Business Day period described above, as applicable, and provided further, that no such delay in filing shall result in any liquidated damages under Section 2(d).

(iv) (1) notify Selling Holders’ Counsel, no later than five (5) Business Days after filing, that the Demand Registration Statement with respect to the Registrable Securities has been filed and advise Selling Holders’ Counsel that the distribution of Registrable Securities will be made in accordance with the “Plan of Distribution” described in the Demand Registration Statement and otherwise in compliance with applicable federal and state securities laws; (2) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, including financial statements and schedules in order to facilitate the public sale or other disposition of the Registrable Securities; and (3) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(v) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by the Demand Registration Statement shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(v), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(vi) immediately notify each Holder of Registrable Securities under the Demand Registration Statement and, if requested by such Holder, confirm such advice in writing promptly at the address determined in accordance with Section 7(g) of this Agreement (1) when the Demand Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments and supplements to the Demand Registration Statement and Prospectus or for additional information after the Demand Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Demand Registration Statement or the initiation of any proceedings for that purpose, (4) of the happening of any event or the discovery of any facts during the period the Demand Registration Statement is effective as a result of which the Demand Registration Statement or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Demand Registration Statement and the Prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice), (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the filing of a post-effective amendment to the Demand Registration Statement;

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(vii) furnish Selling Holders’ Counsel, copies of any comment letters relating to the selling Holders received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to the Demand Registration Statement and Prospectus or for additional information relating to the selling Holders;

(viii) use its reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of the Demand Registration Statement at the earliest possible moment;

(ix) upon the occurrence of any event or the discovery of any facts, as contemplated by Sections 4(a)(vi)(4) and 4(a)(vi)(5) hereof, as promptly as practicable after the occurrence of such an event, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of registrable Securities of such determination and to furnish each such Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

(x) use its reasonable best efforts to cause all Registrable Securities to be listed or quoted on any national securities exchange on which the Company’s Common Stock is then listed or quoted;

(b) The Company may (as a condition to a Holder’s participation in a Demand Registration or Piggyback Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the type described in Section 4(a)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Demand Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(vi) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

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Section 5 INDEMNIFICATION.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, and the respective officers, directors, partners, employees, representatives and agents of any such Person, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing Persons, as follows:

(i) against any and all loss, penalty, liability, claim, damage, judgment, suit, action, other liabilities and expenses whatsoever (“Liabilities”), as incurred, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) above; provided, however, that this indemnity agreement shall not apply to any Liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). The indemnity in this Section 5(a) shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive any transfer of such securities by such Holder.

(b) Indemnification by the Holders. Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective officers, directors, partners, employees, representatives and agents, against any and all Liabilities described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions of a material fact made in a Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Other than in the case of any actual or potential conflict that may arise from a single counsel representing more than one indemnified party, the indemnifying party or parties shall not be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(d) Contribution. If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the acts, statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d). The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms. Notwithstanding the provisions of this Section 5(d), no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to any such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as a Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 6 TERMINATION.

(a) Survival. This Agreement and the rights of each Holder hereunder shall terminate upon the date that all of the Registrable Securities cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Section 5 of this Agreement shall remain in full force and effect following such time.

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Section 7 MISCELLANEOUS.

(a) Covenants Relating To Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required, from time to time, to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to its compliance with requirements of Rule 144 under the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 7(a), as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

(b) No Piggyback on Registration. The Company shall not be permitted to include securities of the Company for its own account or for the Company’s other existing security holders (other than the Holders in such capacity pursuant hereto) other than the Registrable Securities in the Demand Registration Statements.

(c) Cooperation. The Company shall cooperate with the Holders in any sale and or transfer of Registrable Securities including by means not involving a registration statement.

(d) No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(e) Expenses. All Registration Expenses of any Holder shall be borne by the Company, whether or not any Registration Statement related thereto becomes effective or other sale takes place.

(f) Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a Majority of the Registrable Securities. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

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(g) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile, email or any courier guaranteeing overnight delivery: (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(g) and a copy to (which copy shall not constitute notice) [●]; and (b) if to the Company, to Conversion Labs, Inc., Attention: Justin Schreiber (email: justin@conversionlabs.com). All such notices and communications shall be deemed to have been duly given: (i) if personally delivered, at the time delivered by hand; (ii) if by email, on receipt of a read receipt email from the correct address; (iii) if mailed, two (2) Business Days after being deposited in the mail, postage prepaid; (iv) if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), when receipt is acknowledged; and (v) if by courier guaranteeing overnight delivery, on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(h) Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, and such transferee executed a joinder to this Agreement, then such Registrable Securities so acquired by such transferee shall be held subject to all of the terms, and entitled to all of the benefits, of this Agreement, and by executing such joinder such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement, and such transferee shall be entitled to receive the benefits hereof.

(i) Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.

(j) Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof.

(k) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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(l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(n) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(o) Jurisdiction and Venue; WAIVER OF JURY TRIAL. The undersigned irrevocably consents to the exclusive jurisdiction and venue of the courts of the State of New York or the federal courts located in the State of New York in connection with any matter based upon or arising out of this Agreement, agrees that process may be served upon it in any manner authorized by the laws of the State of New York and waives and covenants not to assert or plead any objection which it might otherwise have to such manner of service of process. The undersigned waives, and shall not assert as a defense in any legal dispute, that (a) it is not personally subject to the jurisdiction of the above named courts for any reason, (b) such Legal Proceeding may not be brought or is not maintainable in such court, (c) its property is exempt or immune from execution, (d) such Legal Proceeding is brought in an inconvenient forum or (e) the venue of such Legal Proceeding is improper. THE UNDERSIGNED UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, THE UNDERSIGNED SHALL NOT ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, THE UNDERSIGNED SHALL NOT SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONVERSION LABS, INC.

By:
Name:	Justin Schreiber
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:
Name:
Title:
Address:

[Signature Page to Registration Rights Agreement]

SCHEDULE I

HOLDERS

1.

Schedule I -1